EXHIBIT 10.2

AMENDMENT NO. 1

TO

NAVTEQ CORPORATION

2001 STOCK OPTION PLAN FOR FRENCH EMPLOYEES

STOCK OPTION AGREEMENT

WHEREAS, Denis Cohen (“Optionee”) was granted, on May 15, 2002, an option (the “Option”) under the NAVTEQ Corporation (the “Company”) 2001 Sock Incentive Plan to purchase 29,985 shares of the Company’s Common Stock at an exercise price of $1.40 per share (Grant Number 260073);

WHEREAS, Optionee will retire from the Company on August 31, 2006;

WHEREAS, Optionee and the Company each desire to amend the Agreement as set forth below;

NOW, WHEREFORE, the Optionee and Company hereby agree as follows:

1.               Capitalized terms used herein, but not defined, shall have the meaning set forth in the Stock Option Agreement between Optionee and the Company dated May 15, 2002;

2.               Notwithstanding anything set forth in the Option Agreement, any unexercised portion of the Option may be exercised by Optionee at any time prior to August 31, 2007.

3.               Company and Option agree that all terms and conditions set forth in the Agreement, as amended herein, shall remain in full force and effect.

OPTIONEE:	NAVTEQ CORPORATION

Signature /s/ Denis Cohen	By

Judson Green
Print Name	Print Name

/s/ Judson Green
Residence Address	Signature

President and CEO
City, State, Zip	Title

August 17, 2006
Country	Date

August 16, 2006
Date

AMENDMENT NO. 1

TO

NAVTEQ CORPORATION

2001 STOCK OPTION PLAN FOR FRENCH EMPLOYEES

STOCK OPTION AGREEMENT

WHEREAS, Denis Cohen (“Optionee”) was granted, on May 15, 2002, an option (the “Option”) under the NAVTEQ Corporation (the “Company”) 2001 Sock Incentive Plan to purchase 77,157 shares of the Company’s Common Stock at an exercise price of $1.40 per share (Grant Number 250073);

WHEREAS, Optionee will retire from the Company on August 31, 2006;

WHEREAS, Optionee and the Company each desire to amend the Agreement as set forth below;

NOW, WHEREFORE, the Optionee and Company hereby agree as follows:

1.               Capitalized terms used herein, but not defined, shall have the meaning set forth in the Stock Option Agreement between Optionee and the Company dated May 15, 2002;

2.               Notwithstanding anything set forth in the Option Agreement, any unexercised portion of the Option may be exercised by Optionee at any time prior to August 31, 2007.

3.               Company and Option agree that all terms and conditions set forth in the Agreement, as amended herein, shall remain in full force and effect.

OPTIONEE:	NAVTEQ CORPORATION

Signature /s/ Denis Cohen	By

Judson Green
Print Name	Print Name

/s/ Judson Green
Residence Address	Signature

President and CEO
City, State, Zip	Title

August 17, 2006
Country	Date

August 16, 2006
Date

AMENDMENT NO. 1

TO

NAVTEQ CORPORATION

2001 STOCK OPTION PLAN FOR FRENCH EMPLOYEES

STOCK OPTION AGREEMENT

WHEREAS, Denis Cohen (“Optionee”) was granted, on May 22, 2002, an option (the “Option”) under the NAVTEQ Corporation (the “Company”) 2001 Sock Incentive Plan to purchase 107,142 shares of the Company’s Common Stock at an exercise price of $1.40 per share (Grant Number 240013);

WHEREAS, Optionee will retire from the Company on August 31, 2006;

WHEREAS, Optionee and the Company each desire to amend the Agreement as set forth below;

NOW, WHEREFORE, the Optionee and Company hereby agree as follows:

1.               Capitalized terms used herein, but not defined, shall have the meaning set forth in the Stock Option Agreement between Optionee and the Company dated May 22, 2002;

2.               Notwithstanding anything set forth in the Option Agreement, any unexercised portion of the Option may be exercised by Optionee at any time prior to August 31, 2007.

3.               Company and Option agree that all terms and conditions set forth in the Agreement, as amended herein, shall remain in full force and effect.

OPTIONEE:	NAVTEQ CORPORATION

Signature /s/ Denis Cohen	By

Judson Green
Print Name	Print Name

/s/ Judson Green
Residence Address	Signature

President and CEO
City, State, Zip	Title

August 17, 2006
Country	Date

August 16, 2006
Date

AMENDMENT NO. 1

TO

NAVTEQ CORPORATION

2001 STOCK OPTION PLAN FOR FRENCH EMPLOYEES

STOCK OPTION AGREEMENT

WHEREAS, Denis Cohen (“Optionee”) was granted, on August 6, 2004, an option (the “Option”) under the NAVTEQ Corporation (the “Company”) 2001 Sock Incentive Plan to purchase 17,840 shares of the Company’s Common Stock at an exercise price of $22.00 per share (Grant Number 0340011);

WHEREAS, Optionee will retire from the Company on August 31, 2006, at which time the Option shall cease vesting any further;

WHEREAS, Optionee and the Company each desire to amend the Agreement as set forth below;

NOW, WHEREFORE, the Optionee and Company hereby agree as follows:

1.               Capitalized terms used herein, but not defined, shall have the meaning set forth in the Stock Option Agreement between Optionee and the Company dated August 6, 2004;

2.               Notwithstanding anything set forth in the Option Agreement, any unexercised portion of the Option, to the extent vested as of August 31, 2006, may be exercised by Optionee at any time prior to August 6, 2009.

3.               Company and Option agree that all terms and conditions set forth in the Agreement, as amended herein, shall remain in full force and effect.

OPTIONEE:	NAVTEQ CORPORATION

Signature /s/ Denis Cohen	By

Judson Green
Print Name	Print Name

/s/ Judson Green
Residence Address	Signature

President and CEO
City, State, Zip	Title

August 17, 2006
Country	Date

August 16, 2006
Date